UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 943-1234

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) held on May 4, 2017, Cadence stockholders voted on the following proposals, which are described in detail in Cadence’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2017:

1.	A proposal to elect the eight (8) directors named in the Proxy Statement to serve until the 2018 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. This proposal was approved as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	226,624,796	523,976	285,977	20,138,437

Susan L. Bostrom	225,836,841	1,305,128	292,780	20,138,437

Dr. James D. Plummer	224,163,379	2,984,491	286,879	20,138,437

Dr. Alberto Sangiovanni-Vincentelli	221,210,291	5,943,666	280,792	20,138,437

Dr. John B. Shoven	218,704,591	7,724,549	1,005,609	20,138,437

Roger S. Siboni	221,304,278	5,831,969	298,502	20,138,437

Young K. Sohn	225,802,101	1,329,986	302,662	20,138,437

Lip-Bu Tan	219,314,020	7,881,023	239,706	20,138,437

2.	A proposal to approve the amendment and restatement of the Omnibus Equity Incentive Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
217,042,699	10,053,524	338,526	20,138,437

3.	An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
223,071,432	3,830,195	533,122	20,138,437

4.	An advisory vote on the frequency of the advisory vote on named executive officer compensation. This proposal for “1 Year” was approved as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
200,294,304	155,207	26,620,195	365,043	20,138,437

5.	A proposal to ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for the fiscal year ending December 30, 2017. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
246,073,363	1,218,629	281,194	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2017

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ James J. Cowie
James J. Cowie Senior Vice President, General Counsel and Secretary